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                                FORM OF MORTGAGE

     See the attached document for the form that is to be used as a deed of trust for real property that is located in the State of Nevada. With respect to real property that is located in other jurisdictions, a similar form of mortgage or deed of trust, as the case may be, will be utilized that complies with the law of the relevant jurisdiction. The exact provisions of any such mortgage or deed of trust shall be subject to the written approval of PIBL, as agent for the Holders of the Amended Debentures, which approval shall not be unreasonably withheld.


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APN:
                SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS

                               (NOTE NOT SET OUT)

THIS DEED OF TRUST, made this     day of     , 20   , between       , herein
called TRUSTOR, whose address is ________________________________, LAWYERS TITLE
OF NEVADA, INC., a Nevada Corporation, herein called TRUSTEE, and     , herein
called BENEFICIARY,

     WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO
TRUSTEE IN TRUST, WITH POWER OF SALE, that property in          County, Nevada,
described as:

     TOGETHER WITH ALL APPURTENANCES in which Trustor has any interest, including water rights benefiting said realty, represented by shares of a company or otherwise; and,

     TOGETHER WITH the rents, issues and profits thereof, reserving the right to collect and use the same, except during continuance of some default hereunder, and during continuance of such default, authorizing Beneficiary to collect and enforce the same by any lawful means in the name of any party hereto.

     FOR THE PURPOSE OF SECURING: (1) Performance of each agreement of Trustor incorporated by reference or contained herein. (2) Payment of the indebtedness evidenced by one (1) Promissory Note of even date herewith, and any extension
or renewal thereof, in the principal sum of ($     )--DOLLARS, executed by
Trustor in favor of Beneficiary, or order. (3) Payment of such additional sums as may hereafter be advanced for the account of Trustor or assigns by Beneficiary with interest thereon.

     TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES: By the execution of this Deed of Trust, that provisions numbered (1) to (16) inclusive of the Master Form Deed of Trust, recorded on the 1st day of November, AD, 1967, in Book 832 as Document No. 668675, of Official records in the Office of the County Recorder of Clark County, Nevada, and recorded on March 23, 1972 as Document No. 32065, Book 156, page 130 in the Office of the Nye County Recorder, Nye County, Nevada are each and all hereby incorporated herein by reference and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the reference to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations and parties set forth in this Deed of Trust.

    The parties agree that with respect to provision 16, the amount of fire
insurance required by covenant 2 shall be $    , and with respect to
attorneys' fees provided for by covenant 7 the percentage shall be reasonable.

    The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.


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STATE OF


COUNTY OF


On this _____ day of ______________________, 20_____, personally appeared before me, a Notary Public, _______________, who acknowledged that ______ he _______ executed the above instrument.


WITNESS my hand and official seal.


----------------------------------
NOTARY PUBLIC in and for said
County and State.


WHEN RECORDED RETURN TO:




Escrow No.




                                  EXHIBIT 10.21

                               (FORM OF MORTGAGE)

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                             RECORDER: DO NOT RECORD

    THE FOLLOWING ARE THE TRUSTS AND AGREEMENTS REFERRED TO AND INCORPORATED
                  BY REFERENCE IN THE FOREGOING DEED OF TRUST:
1. To properly care for and keep said property in good condition and repair, not to remove or demolish any building thereon; to complete in a good and workmanlike manner any building which may be constructed thereon, and to pay when due all claims for labor performed and materials furnished therefore; to comply with all laws, ordinances and regulations requiring any alterations or improvements to be made thereon; not to commit or permit any waste thereof, not to commit, suffer or permit any act to be done in of upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and/or do any other act or acts, all in a timely and property manner, which, from the character or use of said property, may be reasonably necessary, the specific enumeration's herein not excluding the general.

2. The Grantor agrees to pay and discharge all costs, fees and expenses of these Trusts, including cost of evidence of title and Trustee's fees in connection with sale, whether completed or not, which amounts shall become due upon delivery to Trustee of Declaration of Default and Demand for Sale, as hereinafter provided.

3. The amount collected under any fire insurance policy shall be credited, first to accrued interest; next to expenditures hereunder, and any remainder upon the principal, and interest shall thereupon cease upon the amount so credited upon principal, provided, however, that at the option of the Beneficiary, the entire amount collected under the policies or any part thereof may be released to the Grantor, without liability upon the Trustee for such release.

4. The Grantor promises and agrees that if during the existence of the Trust there be commenced or pending any suit or action affecting said conveyed premises, or any part thereof, or the title thereto, or if any part thereof, or the title thereto, or if any advance claim for or against said premises, or any part thereof, be made or asserted, he will appear in and defend any such matter purporting to affect the security and will pay all costs and damages arising because of such action.

5. Any award of damages in connection with any condemnation for public use of or injury to any property or any part thereof is hereby assigned and shall be paid to Beneficiary, who may apply to release such moneys received by him in the same manner and with the same effect as herein provided for disposition of proceeds of insurance.

6. Trustee shall be under no obligation to notify any party hereto of any pending sole hereunder or of action or proceeding of any kind in which Grantor, Beneficiary and/or Trustee shall be named as defendant, unless brought by Trustee.

7. Acceptance by Beneficiary of any sum in payment of any indebtedness secured hereby, after the date when the same is due, shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums so secured or to declare as herein provided for failure so to pay.

8. Trustee may, at any time, or from time to time, without liability therefore and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Notes secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said property; reconvey any part of said property, consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or subordination agreement in connection herewith.

9. Upon receipt of written request from Beneficiary reciting that all sums secured hereby have been paid and upon surrender of this Deed and said Note to Trustee for cancellation and retention and upon payment of its fees, the Trustee shall reconvey without warranty the property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The Grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto," and Trustee is authorized to retain this Deed of Trust and Note.
(a) Should default be made by Grantor in payment of any indebtedness secured hereby and/or in performance of any agreement herein, then Beneficiary may declare all sums secured hereby immediately due by delivery to Trustee of a written declaration of default and demand for sale, and of written notice of default and election to cause said property to be sold (which notice Trustee shall cause to be filed for record) and shall surrender to Trustee this Deed, the Notes and all documents evidencing any expenditure secured hereby.

10. After three (3) months shall have elapsed following recordation of any such notice of default, Trustee shall sell said property at such time and at such place in the State of Nevada as the Trustee, in its sole discretion, shall deem, best to accomplish the objects of these Trusts, having first given notice of such sale as then required by law. Place of sale may be either in the county in which the property to be sold, or any part thereof, is situated, or at an office of the Trustee located in the State of Nevada.
(a) The Grantor, Pledger and Mortgagor of the personal property herein pledged and/or mortgaged waives any and all other demands of notices as conditions precedent to sale or such personally,
(b) Trustee may postpone sale of all, or any portion, of said property by public announcement at the time fixed by said notice of sale, and may thereafter postpone said sale from time to time by public announcement of the time previously appointed.
(c) At the time of sale so fixed, Trustee may sell the property so advertised or any part thereof, either as a whole or in separate parcels at its sole discretion, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, and shall deliver to such purchaser a deed conveying the property so sold, but without convenant or warranty, express or implied, Grantor hereby agrees to surrender, immediately and without demand, possession of said property to such purchaser.

11. Trustee shall apply the proceeds of any such sale to payment of expenses of sale to payment of expenses of sale and all charges and expenses of Trustee and of these Trusts, including cost of evidence of title and Trustee's fee in connection with sale; all sum expended under the terms hereof, not then repaid, with accrued interest at the rate of ten percent (10%) per annum, all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.

12. The Beneficiary or assigns may, at any time, by instrument in writing, appoint a successor or successors to the Trustee, named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary, and recorded in the Office of the County Recorder of the County or Counties wherein said property is situated shall be conclusive proof of the proper substitution of such successor or trustee, who shall have all the estate, powers, duties and trusts in the premises vested in or conferred on the original Trustee. If there be more than one Trustee, either may act alone and execute the Trusts upon the request of the Beneficiary and his acts shall be deemed to be the acts of all Trustees, and the recital in any conveyance executed by such sole Trustee of such requests shall be conclusive evidence thereof, and of the authority of such sole Trustee to act.

13. This Deed of Trust applies to, insured to the benefit of, and binds all parties hereto, their heirs, legatos devises, administrators, executors, successors, and assigns.

14. Trustee accepts these trusts when his Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

15. In this Deed of Trust, whenever the contest so requires, the masculine gender, includes the feminine and/or neuter, and the singular number includes the plural, and the term Beneficiary shall include any future holder, including pledges, of the Note secured hereby.

16.  Where not inconsistent with the above, the following covenants, No.
     1,2 ($_________), 3, 4 (10%), 5,6,7 (________%), 8 and 9, as amended to date of recording of this Deed of Trust, of NRS 107.030, are hereby adopted and made a part of this Deed of Trust.

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                            RECORDER: DO NOT RECORD

                         REQUEST FOR FULL RECONVEYANCE
                    TO BE USED ONLY WHEN NOTE HAS BEEN PAID

To:       LAWYERS TITLE OF NEVADA, INC., A NEVADA CORPORATION, as TRUSTEE,
          The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

DATED:
             ------------------------      -------------------------------------

Recon issued __________ by __________
                                           -------------------------------------

Delivered to
             ------------------------      -------------------------------------

Mail Reconveyance to:
                     -----------------------------------------------------------

     DO NOT LOSE OR DESTROY THIS DEED TO TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE
                                  WILL BE MADE.

                          LAWYERS TITLE OF NEVADA, INC.